SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


                          August 12, 2004
         ------------------------------------------------
         Date of Report (Date of Earliest Event Reported)



                    LITEGLOW INDUSTRIES, INC.
      ------------------------------------------------------
      (Exact name of Registrant as specified in its charter)




                              Utah
          ----------------------------------------------
          (State or Other Jurisdiction of Incorporation)



       0-7087                                65-0516403
------------------------          ---------------------------------
(Commission File Number)          (IRS Employer Identification No.)




          1291 S.W. 27th Avenue, Pompano Beach, FL 33069
          ----------------------------------------------
             (Address of Principal Executive Offices)



                         (954) 971-4569
                 -------------------------------
                 (Registrant's Telephone Number)


     2301 N.W. 33rd Court, Unit 112, Pompano Beach, FL 33069
  -------------------------------------------------------------
  (Former Name or Former Address, if changed since last report)


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Item 5.   Other Events.
          ------------

     On July 23, 2004, the United States Bankruptcy Court for the Southern District of Florida confirmed Liteglow Industries, Inc.'s (the "Company") Second Amended Plan of Reorganization (the "Plan"). The Plan provides that all Class III Claims - Shareholder Equity Interests, retain NO legal, equitable, or contractual rights. All existing shares in the Debtor will be cancelled and otherwise extinguished. Therefore, as of August 3, 2004, the Effective Date of the Confirmation Order, all shares held by equity shareholders of the securities of the Company are extinguished. Subsequent to the Effective Date of the Plan, the Company has filed Form 15 with the Securities and Exchange Commission ("SEC") to terminate the Company's duty to file reports with the SEC.


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                            SIGNATURES


     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LITEGLOW INDUSTRIES, INC.


August 12, 2004               By: /s/Spencer Krumholz
                                 ------------------------------------
                                 Spencer Krumholz
                                 Chief Executive Officer


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